Transocean          Transocean Inc. (NYSE: RIG) Monthly Fleet Update

The information contained in this Monthly Fleet Update report (the "Information") is as of the date of the report only and is subject to change without notice to the recipient. Transocean Inc. assumes no duty to update any portion of the Information.

DISCLAIMER.  NEITHER  TRANSOCEAN  INC.  NOR  ITS  AFFILIATES MAKE ANY EXPRESS OR
-----------
IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED "AS IS." Neither Transocean Inc. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No  Unauthorized Publication or Use. All information provided by Transocean Inc.
--  ------------ ----------- -- ---
in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean Inc.

Client  Contract Duration and Dayrates and Risks Associated with Operations. The
------  -------- -------- --- -------- --- ----- ---------- ---- ----------
duration of the client contracts is the estimated duration only, and client contracts are subject to cancellation or suspension for a variety of reasons, including some beyond the control of Transocean Inc. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean Inc. Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange
Commission (SEC), which are available free of charge on the SEC's website at www.sec.gov.

Forward-Looking Statement
-------------------------

The statements made in the Monthly Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Monthly Fleet Update include, but are not limited to, statements involving the estimated duration of client contracts, contract dayrate amounts and future contract commencement dates and locations. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, possible cancellation or suspension of letters of intent, the Company's ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, political and other uncertainties inherent in non-U.S. operations (including the risk of war and civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in the Company's Form 10-K for the most recently completed fiscal year, in the Company's Forms 10-Q for subsequent periods and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements.

Fleet  Classification.  Transocean  Inc.  uses  a  rig  classification  for  its
-----  --------------
semisubmersible rigs and drillships to reflect the company's strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification, "High Specification Fleet," is comprised of "5th Generation Deepwater," which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths in excess of 7,000 feet, "Other Deepwater," which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and "Other High Specification," comprised of four of the company's premium harsh environment rigs, the semisubmersibles Henry Goodrich, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled "Other Floaters" represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet.


                              Transocean Inc. Fleet                       Page 1

TRANSOCEAN                         Transocean Inc. (NYSE: RIG) Monthly Fleet Update
Updated: February 15, 2005
NEW FIRM CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

-----------------------------                                                                                 CURRENT
DYNAMICALLY POSITIONED   *                     YR. (1)     WATER                                              CONTRACT
-----------------------------  FLOATER         ENTERED     DEPTH   DRILLING                                  START/IDLE
RIG TYPE/NAME                   TYPE           SERVICE     (FT.)    DEPTH     LOCATION         CLIENT           DATE
                               -------       -----------  -------  --------  -----------  -----------------  ----------

HIGH SPECIFICATION FLOATERS:
5th Generation Deepwater (13)
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Discoverer Deep Seas            ship     *      2001      10,000    35,000      USGOM       ChevronTexaco        Jan-01
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                USGOM       ChevronTexaco        Jan-06
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Discoverer Enterprise           ship     *      1999      10,000    35,000      USGOM            BP              Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Discoverer Spirit               ship     *      2000      10,000    35,000      USGOM          Unocal            Sep-00
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                USGOM           SHELL            SEP-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Deepwater Discovery             ship     *      2000      10,000    30,000     Nigeria       ExxonMobil          Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                             Ivory Coast        Vanco            Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                               Nigeria                           Jul-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Deepwater Frontier              ship     *      1999      10,000    30,000     Brazil         Petrobras          Mar-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                               Brazil                            Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Deepwater Millennium            ship     *      1999      10,000    30,000      USGOM         Anadarko           Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                USGOM         ANADARKO           JUN-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Deepwater Pathfinder            ship     *      1998      10,000    30,000     Nigeria          Devon            Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Deepwater Expedition (9)        ship     *      1999      10,000    30,000     Brazil         Petrobras          Oct-99
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                                                 Apr-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Deepwater Horizon               semi     *      2001      10,000    30,000      USGOM            BP              Sep-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Cajun Express                   semi     *      2001       8,500    25,000      USGOM         Dominion           Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                USGOM       ChevronTexaco        Jun-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Deepwater Nautilus (4)          semi            2000       8,000    30,000      USGOM           Shell            Jun-00
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                USGOM           SHELL            SEP-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Sedco Energy                    semi     *      2001       7,500    25,000     Nigeria      ChevronTexaco        Nov-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Sedco Express (9)               semi     *      2001       7,500    25,000     Brazil                            Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                               Angola            BP              May-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Other Deepwater (15)
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Deepwater Navigator             ship     *      2000       7,200    25,000     Brazil         Petrobras          Sep-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                               Brazil                            Mar-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Discoverer 534                  ship     *    1975/1991    7,000    25,000      India         Reliance           Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Discoverer Seven Seas           ship     *    1976/1997    7,000    25,000      India           ONGC             Feb-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Transocean Marianas             semi            1998       7,000    25,000      USGOM          Murphy            Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                USGOM            BP              Apr-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Sedco 707 (9)                   semi     *    1976/1997    6,500    25,000     Brazil         Petrobras          Feb-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                                                 Jul-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Jack Bates                      semi          1986/1997    5,400    30,000    Australia       Woodside           Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Peregrine I (5)                 ship     *      1996       5,280    25,000     Brazil                            Apr-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Sedco 709                       semi     *    1977/1999    5,000    25,000   Ivory Coast         CNR             Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
M.G. Hulme, Jr. (6)             semi          1983/1996    5,000    25,000     Nigeria                           Nov-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Transocean Richardson           semi            1988       5,000    25,000   Ivory Coast         CNR             Oct-03
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Jim Cunningham                  semi          1982/1995    4,600    25,000      Egypt            BG              Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Sedco 710 (9)                   semi     *      1983       4,500    25,000     Brazil         Petrobras          Oct-01
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Transocean Rather               semi            1988       4,500    25,000      UKNS             BP              Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                UKNS             BP              Oct-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                UKNS             BP              Dec-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Transocean Leader (10)          semi          1987/1997    4,500    25,000     Norway          Statoil           Jul-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Sovereign Explorer              semi            1984       4,500    25,000    Venezuela        Statoil           Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                              Trinidad           BG              Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Other High Specification (4)
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Henry Goodrich                  semi            1985       2,000    30,000    E. Canada      Terra Nova          Feb-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                              E. Canada                          Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Paul B. Loyd, Jr.               semi            1987       2,000    25,000      UKNS             BP              Mar-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                UKNS             BP              Mar-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Transocean Arctic               semi            1986       1,650    25,000       NNS           Statoil           Aug-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Polar Pioneer                   semi            1985       1,500    25,000       NNS           Statoil           Nov-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------



-----------------------------
DYNAMICALLY POSITIONED   *                                                 CURRENT       PREVIOUS
-----------------------------               ESTIMATED (2)                  CONTRACT      CONTRACT
RIG TYPE/NAME                                 EXPIRATION                 DAYRATE (3)   DAYRATE (3)
-----------------------------  ----------------------------------------  ------------  ------------

HIGH SPECIFICATION FLOATERS:
5th Generation Deepwater (13)
-----------------------------  ----------------------------------------  ------------  ------------
Discoverer Deep Seas                                             Jan-06      $205,000           N/A
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 Jan-07      $240,000      $205,000
-----------------------------  ----------------------------------------  ------------  ------------
Discoverer Enterprise                                            Dec-07      $182,500      $198,600
-----------------------------  ----------------------------------------  ------------  ------------
Discoverer Spirit                                                Sep-05      $204,000           N/A
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 MAR-07      $270,000      $204,000
-----------------------------  ----------------------------------------  ------------  ------------
Deepwater Discovery                                              Feb-05      $170,000      $165,000
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 Mar-05      $195,000      $170,000
-----------------------------  ----------------------------------------  ------------  ------------
                                        planned 14-day shipyard program                    $170,000
-----------------------------  ----------------------------------------  ------------  ------------
Deepwater Frontier                                               Mar-06      $145,000      $158,000
-----------------------------  ----------------------------------------  ------------  ------------
                                        planned 14-day shipyard program                    $145,000
-----------------------------  ----------------------------------------  ------------  ------------
Deepwater Millennium                                             Jun-05      $200,000      $195,000
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 DEC-05      $230,000      $200,000
-----------------------------  ----------------------------------------  ------------  ------------
Deepwater Pathfinder                                             Apr-06      $190,000      $175,000
-----------------------------  ----------------------------------------  ------------  ------------
Deepwater Expedition (9)                                         Oct-05      $135,000           N/A
-----------------------------  ----------------------------------------  ------------  ------------
                                         planned 7-day shipyard program
-----------------------------  ----------------------------------------  ------------  ------------
Deepwater Horizon                                                Sep-05      $165,000      $200,000
-----------------------------  ----------------------------------------  ------------  ------------
Cajun Express                                                    May-05      $140,000      $125,000
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 Jun-07      $207,300      $140,000
-----------------------------  ----------------------------------------  ------------  ------------
Deepwater Nautilus (4)                                           Sep-05      $195,100           N/A
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 SEP-06      $220,000      $195,100
-----------------------------  ----------------------------------------  ------------  ------------
Sedco Energy                                                     Mar-05      $175,000      $186,400
-----------------------------  ----------------------------------------  ------------  ------------
Sedco Express (9)                        105 day shipyard program / mob
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 May-08      $165,000      $125,000
-----------------------------  ----------------------------------------  ------------  ------------
Other Deepwater (15)
-----------------------------  ----------------------------------------  ------------  ------------
Deepwater Navigator                                              Mar-05       $99,300       $94,300
-----------------------------  ----------------------------------------  ------------  ------------
                                        planned 45-day shipyard program                     $99,300
-----------------------------  ----------------------------------------  ------------  ------------
Discoverer 534                                                   Mar-05      $98,000       $110,000
-----------------------------  ----------------------------------------  ------------  ------------
Discoverer Seven Seas                                            Feb-07      $125,000      $125,000
-----------------------------  ----------------------------------------  ------------  ------------
Transocean Marianas                                              Apr-05      $150,000       $90,000
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 Nov-05      $180,000      $150,000
-----------------------------  ----------------------------------------  ------------  ------------
Sedco 707 (9)                                                    Nov-05      $100,000      $100,000
-----------------------------  ----------------------------------------  ------------  ------------
                                        PLANNED 20-DAY SHIPYARD PROGRAM
-----------------------------  ----------------------------------------  ------------  ------------
Jack Bates                                                       Sep-05       $89,000      $125,000
-----------------------------  ----------------------------------------  ------------  ------------
Peregrine I (5)                                                    idle                     $70,000
-----------------------------  ----------------------------------------  ------------  ------------
Sedco 709                                                        Apr-05       $80,000       $70,000
-----------------------------  ----------------------------------------  ------------  ------------
M.G. Hulme, Jr. (6)                                                idle                     $85,000
-----------------------------  ----------------------------------------  ------------  ------------
Transocean Richardson                                            Dec-05       $85,000       $45,000
-----------------------------  ----------------------------------------  ------------  ------------
Jim Cunningham                                                   Jul-05       $65,000       $65,000
-----------------------------  ----------------------------------------  ------------  ------------
Sedco 710 (9)                                                    Oct-06      $109,500       $71,000
-----------------------------  ----------------------------------------  ------------  ------------
Transocean Rather                                                Oct-05      $165,000       $95,000
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 Dec-05      $190,000      $165,000
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 Feb-06      $165,000      $190,000
-----------------------------  ----------------------------------------  ------------  ------------
Transocean Leader (10)                                           Feb-06      $173,500      $107,500
-----------------------------  ----------------------------------------  ------------  ------------
Sovereign Explorer                                               Feb-05       $65,000       $65,000
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 Aug-05       $65,000       $65,000
-----------------------------  ----------------------------------------  ------------  ------------
Other High Specification (4)
-----------------------------  ----------------------------------------  ------------  ------------
Henry Goodrich                                                   Aug-05      $106,600      $116,600
-----------------------------  ----------------------------------------  ------------  ------------
                                        planned 40-day shipyard program                    $106,600
-----------------------------  ----------------------------------------  ------------  ------------
Paul B. Loyd, Jr.                                                Mar-05      $120,000      $107,500
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 Mar-07      $144,000      $120,000
-----------------------------  ----------------------------------------  ------------  ------------
Transocean Arctic                                                Mar-06      $168,000      $200,000
-----------------------------  ----------------------------------------  ------------  ------------
Polar Pioneer                                                    Jul-06      $170,000      $110,200
-----------------------------  ----------------------------------------  ------------  ------------


                              Transocean Inc. Fleet                       Page 2

TRANSOCEAN                         Transocean Inc. (NYSE: RIG) Monthly Fleet Update
Updated: February 15, 2005
NEW FIRM CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

-----------------------------                                                                                 CURRENT
DYNAMICALLY POSITIONED   *                     YR. (1)     WATER                                              CONTRACT
-----------------------------  FLOATER         ENTERED     DEPTH   DRILLING                                  START/IDLE
RIG TYPE/NAME                   TYPE           SERVICE     (FT.)    DEPTH     LOCATION         CLIENT           DATE
                               -------       -----------  -------  --------  -----------  -----------------  ----------
Other Floaters (24)
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Peregrine III                   ship     *      1976       4,200    25,000      USGOM
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Sedco 700                       semi          1973/1997    3,600    25,000    E. Guinea        A. Hess           Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Transocean Legend               semi            1983       3,500    25,000     Enroute                           Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Transocean Amirante             semi          1978/1997    3,500    25,000      USGOM            ENI             Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                USGOM         REMINGTON          AUG-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
C. Kirk Rhein, Jr.              semi          1976/1997    3,300    25,000      USGOM                            Mar-02
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Transocean Driller(9)           semi            1991       3,000    25,000     Brazil         Petrobras          Sep-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                                                 Apr-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Falcon 100                      semi          1974/1999    2,400    25,000      USGOM           LLOG             Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                USGOM           LLOG             Jul-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Sedco 703                       semi          1973/1995    2,000    25,000    Australia          ENI             Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                              Australia          OMV             Mar-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                              Australia                          Jun-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Sedco 711                       semi            1982       1,800    25,000      UKNS            Shell            Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Transocean John Shaw            semi            1982       1,800    25,000      UKNS            Nexen            Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                             Kerr McGee          May-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Sedco 712                       semi            1983       1,600    25,000      UKNS                             Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                UKNS           Oilexco           Mar-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Sedco 714                       semi          1983/1997    1,600    25,000      UKNS             BG              Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                UKNS             BG              Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                UKNS             BG              Mar-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                UKNS             BG              Apr-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Actinia                         semi            1982       1,500    25,000      India         Reliance           Oct-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Sedco 601                       semi            1983       1,500    25,000    Indonesia        Unocal            Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                              Indonesia        Santos            Mar-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                              Indonesia        Santos            May-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Sedneth 701                     semi          1972/1993    1,500    25,000     Angola       ChevronTexaco        Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Sedco 702                       semi          1973/1992    1,500    25,000    Australia                          Apr-03
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Transocean Winner               semi            1983       1,500    25,000       NNS                             Aug-02
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Transocean Searcher             semi          1983/1988    1,500    25,000       NNS           Statoil           Aug-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Transocean Prospect             semi          1983/1992    1,500    25,000      UKNS                             Oct-02
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Transocean Wildcat              semi          1977/1985    1,300    25,000      UKNS                             Oct-01
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Transocean Explorer             semi            1976       1,250    25,000      UKNS                             Jan-99
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
J.W. McLean                     semi          1974/1996    1,250    25,000      UKNS       ConocoPhillips        Aug-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Sedco 704                       semi          1974/1993    1,000    25,000      UKNS           Venture           Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                UKNS           Venture           Mar-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Sedco 706                       semi          1976/1994    1,000    25,000      UKNS            Total            Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------


                                                                           CURRENT       PREVIOUS
                                             ESTIMATED (2)                 CONTRACT      CONTRACT
Other Floaters (24)                           EXPIRATION                 DAYRATE (3)   DAYRATE (3)
-----------------------------  ----------------------------------------  ------------  ------------
Peregrine III                                                      idle                         N/A
-----------------------------  ----------------------------------------  ------------  ------------
Sedco 700                                                        Jan-06       $90,000       $84,000
-----------------------------  ----------------------------------------  ------------  ------------
Transocean Legend                                under tow to Singapore                     $55,000
-----------------------------  ----------------------------------------  ------------  ------------
Transocean Amirante                                              Aug-05       $86,800       $50,000
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 FEB-06      $102,500       $86,800
-----------------------------  ----------------------------------------  ------------  ------------
C. Kirk Rhein, Jr.                                                 idle                     $63,500
-----------------------------  ----------------------------------------  ------------  ------------
Transocean Driller (9)                                           Jul-06       $53,000       $52,000
-----------------------------  ----------------------------------------  ------------  ------------
                                        PLANNED 10-DAY SHIPYARD PROGRAM
-----------------------------  ----------------------------------------  ------------  ------------
Falcon 100                                                       Jul-05       $85,000       $42,500
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 Jan-06      $105,000       $85,000
-----------------------------  ----------------------------------------  ------------  ------------
Sedco 703                                                        Mar-05       $75,000       $75,000
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 May-05       $83,000       $75,000
-----------------------------  ----------------------------------------  ------------  ------------
                                        planned 14-day shipyard program                     $75,000
-----------------------------  ----------------------------------------  ------------  ------------
Sedco 711                                                        Dec-05       $50,000       $45,100
-----------------------------  ----------------------------------------  ------------  ------------
Transocean John Shaw                                             May-05       $85,000       $60,000
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 Jul-05      $115,000       $85,000
-----------------------------  ----------------------------------------  ------------  ------------
Sedco 712                               Shipyard / contract preparation                     $47,700
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 Mar-06      $103,000       $47,000
-----------------------------  ----------------------------------------  ------------  ------------
Sedco 714                                                        Feb-05       $47,000       $45,000
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 Mar-05       $50,000       $47,000
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 Apr-05       $55,000       $50,000
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 May-05       $60,000       $55,000
-----------------------------  ----------------------------------------  ------------  ------------
Actinia                                                          Aug-05       $54,000       $44,000
-----------------------------  ----------------------------------------  ------------  ------------
Sedco 601                                                        Mar-05       $66,000       $66,000
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 May-05       $66,000       $66,000
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 Jul-05       $77,000       $66,000
-----------------------------  ----------------------------------------  ------------  ------------
Sedneth 701                                                      Mar-05       $73,000       $70,000
-----------------------------  ----------------------------------------  ------------  ------------
Sedco 702                                                          idle                     $80,000
-----------------------------  ----------------------------------------  ------------  ------------
Transocean Winner                                                  idle                    $120,000
-----------------------------  ----------------------------------------  ------------  ------------
Transocean Searcher                                              May-05      $122,000      $103,800
-----------------------------  ----------------------------------------  ------------  ------------
Transocean Prospect                                                idle                     $98,000
-----------------------------  ----------------------------------------  ------------  ------------
Transocean Wildcat                                                 idle                     $85,000
-----------------------------  ----------------------------------------  ------------  ------------
Transocean Explorer                                                idle                    $145,000
-----------------------------  ----------------------------------------  ------------  ------------
J.W. McLean                                                      Jun-05       $51,000       $60,000
-----------------------------  ----------------------------------------  ------------  ------------
Sedco 704                                                        Mar-05       $63,500       $45,000
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 Mar-06       $91,000       $63,500
-----------------------------  ----------------------------------------  ------------  ------------
Sedco 706                                                        Sep-05       $78,000       $57,000
-----------------------------  ----------------------------------------  ------------  ------------


                              Transocean Inc. Fleet                       Page 3

TRANSOCEAN                         Transocean Inc. (NYSE: RIG) Monthly Fleet Update
Updated: February 15, 2005
NEW FIRM CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

-----------------------------                                                                                 CURRENT
DYNAMICALLY POSITIONED   *                     YR. (1)     WATER                                              CONTRACT
-----------------------------  FLOATER         ENTERED     DEPTH   DRILLING                                  START/IDLE
RIG TYPE/NAME                   TYPE           SERVICE     (FT.)    DEPTH     LOCATION         CLIENT           DATE
                               -------       -----------  -------  --------  -----------  -----------------  ----------
Jackups (26)
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Interocean III                                1978/1993     300     25,000      Egypt          Zeitco            May-03
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Shelf Explorer                                  1982        300     20,000    Indonesia        Kodeco            Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Transocean Comet                                1980        250     20,000      Egypt           GUPCO            Oct-03
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Transocean Mercury                            1969/1998     250     20,000      Egypt          Geisum            Dec-03
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Transocean Nordic                               1984        300     25,000      India         Reliance           Feb-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                India           ONGC             Mar-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Trident II                                    1977/1985     300     25,000      India           ONGC             May-03
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Trident IV (11)                               1980/1999     300     25,000      Egypt           IEOC             Sep-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                Italy            ENI             Mar-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Trident VI                                      1981        220     21,000      India         Reliance           Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                                                 FEB-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Trident VIII                                    1982        300     21,000     Nigeria         Conoil            Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                                                 Aug-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                               Nigeria         Conoil            Dec-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Trident IX                                      1982        400     20,000     Vietnam          JVPC             Sep-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                               Vietnam          JVPC             Sep-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Trident XII                                   1982/1992     300     25,000      India           ONGC             Nov-03
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Trident XIV                                   1982/1994     300     20,000     Cabinda      ChevronTexaco        May-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Trident 15                                      1982        300     25,000    Thailand         Unocal            Feb-03
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                              Thailand         Unocal            Feb-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                                                 May-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Trident 16                                      1982        300     25,000    Thailand      ChevronTexaco        Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                              Thailand      ChevronTexaco        Mar-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Trident 17                                      1983        355     25,000     Vietnam    Petronas Carigali      May-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Trident 20                                      2000        350     25,000     Caspian    Petronas Carigali      Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Ron Tappmeyer                                   1978        300     25,000      India           ONGC             Nov-03
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Randolph Yost                                   1979        300     25,000      India           ONGC             Nov-03
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
D.R. Stewart                                    1980        300     25,000      Italy            ENI             Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                                Italy            ENI             Mar-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
G.H. Galloway                                   1984        300     25,000      Italy            ENI             Jul-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Harvey H. Ward                                  1981        300     25,000    Malaysia        Talisman           Jul-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Roger W. Mowell                                 1982        300     25,000    Malaysia        Talisman           Nov-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
J.T. Angel                                      1982        300     25,000    Indonesia          BP              Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
F.G. McClintock                                 1975        300     25,000      India           ONGC             Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
C.E. Thornton                                   1974        300     25,000      India           ONGC             Oct-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Jupiter                                       1981/1997     170     16,000       UAE                             Sep-98
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------


                                                                           CURRENT       PREVIOUS
                                            ESTIMATED (2)                  CONTRACT      CONTRACT
Jackups (26)                                 EXPIRATION                  DAYRATE (3)   DAYRATE (3)
-----------------------------  ----------------------------------------  ------------  ------------
Interocean III                                                   Jul-05       $38,000       $39,000
-----------------------------  ----------------------------------------  ------------  ------------
Shelf Explorer                                                   Jul-05       $48,000       $58,000
-----------------------------  ----------------------------------------  ------------  ------------
Transocean Comet                                                 Oct-05       $32,000       $27,300
-----------------------------  ----------------------------------------  ------------  ------------
Transocean Mercury                                               Mar-05       $33,500       $30,500
-----------------------------  ----------------------------------------  ------------  ------------
Transocean Nordic                                                Mar-05       $57,800       $72,100
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 Mar-07       $74,200       $57,800
-----------------------------  ----------------------------------------  ------------  ------------
Trident II                                                       May-06       $60,000       $34,900
-----------------------------  ----------------------------------------  ------------  ------------
Trident IV  (11)                                                 Feb-05       $78,600       $59,900
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 Jul-05       $57,500       $78,600
-----------------------------  ----------------------------------------  ------------  ------------
Trident VI                                                       Feb-05       $55,000       $53,200
-----------------------------  ----------------------------------------  ------------  ------------
                                        PLANNED 45-DAY SHIPYARD PROGRAM                     $55,000
-----------------------------  ----------------------------------------  ------------  ------------
Trident VIII                                                     Aug-05       $55,500       $43,000
-----------------------------  ----------------------------------------  ------------  ------------
                                       120-day planned shipyard program                     $55,000
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 Jan-08       $66,000       $55,000
-----------------------------  ----------------------------------------  ------------  ------------
Trident IX                                                       Sep-05       $60,000       $56,300
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 Sep-06       $77,200       $60,000
-----------------------------  ----------------------------------------  ------------  ------------
Trident XII                                                      Nov-06       $62,250       $57,000
-----------------------------  ----------------------------------------  ------------  ------------
Trident XIV                                                      Apr-05       $60,000       $75,000
-----------------------------  ----------------------------------------  ------------  ------------
Trident 15                                                       Feb-05       $53,500       $70,000
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 Feb-06       $59,750       $53,500
-----------------------------  ----------------------------------------  ------------  ------------
                                        40-day planned shipyard program                     $59,750
-----------------------------  ----------------------------------------  ------------  ------------
Trident 16                                                       Feb-05       $60,000       $67,700
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 Apr-05       $65,000       $60,000
-----------------------------  ----------------------------------------  ------------  ------------
Trident 17                                                       Apr-06       $57,500       $62,000
-----------------------------  ----------------------------------------  ------------  ------------
Trident 20                                                       Jul-05       $90,000       $90,000
-----------------------------  ----------------------------------------  ------------  ------------
Ron Tappmeyer                                                    Nov-06       $62,250       $50,100
-----------------------------  ----------------------------------------  ------------  ------------
Randolph Yost                                                    Nov-06       $60,750       $64,000
-----------------------------  ----------------------------------------  ------------  ------------
D.R. Stewart                                                     Mar-05       $51,000       $76,000
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 Mar-06       $54,000       $51,000
-----------------------------  ----------------------------------------  ------------  ------------
G.H. Galloway                                                    Jul-05       $51,000       $48,000
-----------------------------  ----------------------------------------  ------------  ------------
Harvey H. Ward                                                   Jul-05       $46,350       $45,000
-----------------------------  ----------------------------------------  ------------  ------------
Roger W. Mowell                                                  Nov-05       $46,350       $45,000
-----------------------------  ----------------------------------------  ------------  ------------
J.T. Angel                                                       Oct-05       $60,000       $50,000
-----------------------------  ----------------------------------------  ------------  ------------
F.G. McClintock                                                  Dec-07       $50,000       $50,000
-----------------------------  ----------------------------------------  ------------  ------------
C.E. Thornton                                                    Oct-07       $45,000       $45,000
-----------------------------  ----------------------------------------  ------------  ------------
Jupiter                                                            idle
-----------------------------  ----------------------------------------  ------------  ------------


                              Transocean Inc. Fleet                       Page 4

TRANSOCEAN                         Transocean Inc. (NYSE: RIG) Monthly Fleet Update
Updated: February 15, 2005
NEW FIRM CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

-----------------------------                                                                                 CURRENT
DYNAMICALLY POSITIONED   *                     YR. (1)     WATER                                              CONTRACT
-----------------------------  FLOATER         ENTERED     DEPTH   DRILLING                                  START/IDLE
RIG TYPE/NAME                   TYPE           SERVICE     (FT.)    DEPTH     LOCATION         CLIENT           DATE
                               -------       -----------  -------  --------  -----------  -----------------  ----------
Self-Erecting Tenders (4)
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Searex 9                                        1981        400     20,000      Congo                            Apr-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Searex 10                                     1983/1994     450     21,000     Angola       ChevronTexaco        Jan-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Charley Graves                                  1975        500     20,000    Singapore                          Dec-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
                                                                              Thailand         Unocal            Mar-05
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
W.D. Kent                                       1977        400     20,000    Malaysia                           Jan-03
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------

Non-U.S. Drilling Barges (4)
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Searex 4                                      1981/1989     21      25,000    Indonesia         Total            Sep-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Searex 6                                      1981/1991     25      25,000    Cameroon                           Jul-02
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Searex 12                                     1982/1992     25      25,000     Nigeria          Shell            Jun-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Hibiscus(7)                                   1979/1993     25      16,000    Indonesia         Total            Jan-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------

Platform Rigs (1)
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Cliffs # 1                                     1988/98              18,000      China
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------

Other (2)
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Joides Resolution (8)           ship     *      1978      27,000    30,000    Worldwide         IODP             May-04
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------
Sedco 135D                                   1966/77/01     600                Brazil            SLB             Jun-01
-----------------------------                -----------  -------  --------  -----------  -----------------  ----------


                                                                           CURRENT      PREVIOUS
                                             ESTIMATED (2)                CONTRACT      CONTRACT
Self-Erecting Tenders (4)                     EXPIRATION                 DAYRATE (3)   DAYRATE (3)
-----------------------------  ----------------------------------------  ------------  ------------
Searex 9                                                           idle                     $42,000
-----------------------------  ----------------------------------------  ------------  ------------
Searex 10                                                        Jan-06       $41,000       $44,000
-----------------------------  ----------------------------------------  ------------  ------------
Charley Graves                          70-day planned shipyard program                     $40,000
-----------------------------  ----------------------------------------  ------------  ------------
                                                                 Mar-07       $40,500       $40,000
-----------------------------  ----------------------------------------  ------------  ------------
W.D. Kent                                                          idle                     $35,000
-----------------------------  ----------------------------------------  ------------  ------------

Non-U.S. Drilling Barges (4)
-----------------------------  ----------------------------------------  ------------  ------------
Searex 4                                                         Sep-09       $39,200
-----------------------------  ----------------------------------------  ------------  ------------
Searex 6                                                           idle                     $27,500
-----------------------------  ----------------------------------------  ------------  ------------
Searex 12                                                        Jun-05       $49,000       $49,000
-----------------------------  ----------------------------------------  ------------  ------------
Hibiscus(7)                                                      Jan-07       $47,700       $44,300
-----------------------------  ----------------------------------------  ------------  ------------

Platform Rigs (1)
-----------------------------  ----------------------------------------  ------------  ------------
Cliffs # 1                                                         idle
-----------------------------  ----------------------------------------  ------------  ------------

Other (2)
-----------------------------  ----------------------------------------  ------------  ------------
Joides Resolution(8)                                             Jun-05       $66,000       $88,750
-----------------------------  ----------------------------------------  ------------  ------------
Sedco 135D                                                       Jun-09       $28,500
-----------------------------  ----------------------------------------  ------------  ------------

Footnotes:

(1) Dates shown are the original service date and the date of the most recent upgrade, if any.
(2) Expiration dates represent the company's current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two contracts in continuation, so the second line shows the estimated earliest availability. Many contracts permit the client to extend the contract.
(3) Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig's operating performance against a performance curve.
(4) The rig is leased from its owner, an unrelated third party, pursuant to a fully defeased lease arrangement.
(5) Although originally constructed in 1982, this unit was substantially upgraded in 1996.
(6) Accounted for as an operating lease as a result of the sale/leaseback transaction in November 1995.
(7)  Owned by a joint venture in which the company has a 75% interest.
(8) Operated under a management contract with the rig's owner. The rig is currently engaged in scientific geological coring activities and is owned by a joint venture in which the company has a 50% interest. Dayrate indicated reflects 100% of contract rate.
(9) Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.
(10) Dayrate reflects a base level to be paid over the estimated 450-day contract period. The rig will receive a dayrate higher than the stated base level when utilized in a water depth of greater than 2,000 feet.
(11) Rig was assigned by ENI to IEOC in Egypt in early September and is expected to return to ENI in Italy following the completion of work in Egypt. Increase in dayrate reflects higher operating costs associated with work in Egypt.


                              Transocean Inc. Fleet                       Page 5